SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

July 10, 2008

Date of Report

(Date of earliest event reported)

LKA INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware                000-17106                 91-1428250

 (State or other       (Commission File No.)     (IRS Employer I.D. No.)

jurisdiction of

incorporation)

3724 47th Street Ct. N.W.

Gig Harbor, Washington  98335

 (Address of Principal Executive Offices)

(253) 851-7486

Registrant's Telephone Number

N/A

 (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 4.01.  Changes in Registrant's Certifying Accountant.

HJ & Associates, LLC, Certified Public Accountants, of Salt Lake City, Utah, audited our financial statements for the fiscal years ended December 31, 2007, and 2006, and reviewed our financial statements for the quarterly period ended March 31, 2008; September 30, 2007; June 30, 2007; and March 31, 2007.  These financial statements accompanied our Form 10-KSB Annual Reports for the years ended December 31, 2007, and 2006, our Form 10-Q Quarterly Report for the quarter ended March 31, 2008, and our Form 10-QSB Quarterly Reports for the

quarters ended September 30, 2007; June 30, 2007; and March 31, 2007, which have been filed with the Securities and Exchange Commission.

On July 10, 2008, our Board of Directors resolved to dismiss HJ & Associates, LLC, as our principal independent accountant and to retain Malone & Bailey, PC, Certified Public Accountants, of Houston, Texas, as our new principal independent accountant, and to audit our financial statements for the fiscal year ended December 31, 2008.

During our two most recent fiscal years, and through the date of this Current Report, there were no disagreements between us and HJ & Associates, LLC, whether resolved or not resolved, on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of HJ & Associates, LLC, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

The reports of HJ & Associates, LLC, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years, and through the date of this Current Report, HJ & Associates, LLC, has not advised us that any of the following exists or is applicable:

(1)  That the internal controls necessary for us to develop reliable financial statements do not exist, or that information has come to their attention that has led them to no longer be able to rely on our management's representations or that has made them unwilling to be associated with the financial statements prepared by management;

(2)  That our company needs to expand significantly the scope of our audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with our financial statements for the foregoing reasons          or any other reason; or

(3)  That they have advised us that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to its satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to its dismissal or for any other reason the issue has not been resolved to its satisfaction prior to its dismissal.

During our two most recent fiscal years, and through the date of this Current Report, we have not consulted Malone & Bailey, PC, regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements or any other financial presentation whatsoever.

We have provided HJ & Associates, LLC, with a copy of the disclosure provided under this Item of this Current Report and have advised them to provide us with a letter addressed to the Securities and Exchange Commission as to whether they agree or disagree with the disclosures made herein.  A copy of their response is attached hereto and incorporated herein by this reference.  See Item 9.01 of this Current Report.

Item 9.01.   Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

               None; not applicable.

(b)  Pro Forma Financial Information.

               None; not applicable.

(c)  Shell Company Transactions.

None; not applicable.

(d)  Exhibits.

Exhibit

Number                   Description

  16                     Letter from HJ & Associates, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LKA INTERNATIONAL, INC.

Date: 7/10/08

By  /s/ Kye A. Abraham

Kye A. Abraham, President